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                                                                   EXHIBIT 10.25

                     ACCOUNTS RECEIVABLE FINANCING AGREEMENT


        This ACCOUNTS RECEIVABLE FINANCING AGREEMENT (the "Agreement") dated as of February 28, 2001, is between SILICON VALLEY BANK, a California-chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462, doing business under the name "Silicon Valley East" ("Lender"), and (i) VISUAL NETWORKS, INC., a Delaware corporation, (ii) VISUAL NETWORKS OPERATIONS, INC., a Delaware corporation, (iii) VISUAL NETWORKS INVESTMENTS, INC., a California corporation, (iv) VISUAL NETWORKS TECHNOLOGIES, INC., a California corporation,
(v) VISUAL NETWORKS OF TEXAS, L.P., a Texas limited partnership, (vi) VISUAL NETWORKS INSURANCE, INC., a Vermont corporation, (vii) INVERSE NETWORK TECHNOLOGY, a California corporation, and (viii) AVESTA TECHNOLOGIES, INC., a Delaware corporation (jointly, severally and collectively, the "Borrower").

1.      DEFINITIONS.  In this Agreement:

        "ACCOUNTS" are all existing and later arising accounts, contract rights, and other obligations owed Borrower in connection with its sale or lease of goods (including licensing software and other technology) or provision of services, all credit insurance, guaranties, other security and all merchandise returned or reclaimed by Borrower and Borrower's Books relating to any of the foregoing.

        "ACCOUNT BALANCE" is the aggregate outstanding Advances made hereunder.

        "ACCOUNT DEBTOR" is as defined in the Code and shall include, without limitation, any person liable on any Financed Receivable, such as, a guarantor of the Financed Receivable and any issuer of a letter of credit or banker's acceptance.

        "ADJUSTMENTS" are all discounts, allowances, returns, disputes, counterclaims, offsets, defenses, rights of recoupment, rights of return, warranty claims, or short payments, asserted by or on behalf of any Account Debtor for any Financed Receivable.

        "ADVANCE" is defined in Section 2.2.

        "ADVANCE RATE" is eighty percent (80%), net of customer specific offsets related to maintenance billings and customer deposits, provided, however, that so long as the Borrower retains a Quick Ratio of 1.5:1.0 or greater, no such offsets shall be applied to calculate the Advance Rate.

        "APPLICABLE RATE" is a per annum rate equal to the "Prime Rate" plus two percentage points (2.0%).

        "BORROWER'S BOOKS" are all Borrower's books and records including ledgers, records regarding Borrower's assets or liabilities, the Collateral, business operations or financial condition and all computer programs or discs or any equipment containing the information.

        "CODE" is the Uniform Commercial Code as adopted by The Commonwealth of Massachusetts (presently, Mass. Gen. Laws, Ch. 106), as may be amended and in effect from time to time.

        "COLLATERAL" is described on EXHIBIT "A".

        "COLLATERAL HANDLING FEE" is defined in Section 3.5.

        "COLLECTIONS" are all funds received by Lender from or on behalf of an Account Debtor for Financed Receivables.



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        "COMPLIANCE CERTIFICATE" is attached as EXHIBIT "C".

        "CURRENT LIABILITIES" are the aggregate amount of Borrower's Total Liabilities which mature within one (1) year (excluding all deferred revenue), which shall include, without limitation, all obligations and liabilities of Borrower to Lender.

        "EVENT OF DEFAULT" is defined in Section 9.

        "FACILITY" is an extension of credit by Lender to Borrower in order to finance Receivables with an aggregate Account Balance not exceeding the Facility Amount.

        "FACILITY AMOUNT" is Ten Million Dollars ($10,000,000.00).

        "FACILITY FEE" is defined in Section 3.3.

        "FACILITY PERIOD" is the period beginning on this date and continuing until February __, 2002, unless the period is terminated sooner by Lender with notice to Borrower or by Borrower pursuant to the terms of this Agreement.

        "FINANCE CHARGES" is defined in Section 3.2.

        "FINANCED RECEIVABLES" are Receivables which Lender finances by making an Advance in accordance with this Agreement. A Financed Receivable stops being a Financed Receivable (but remains Collateral) when the Advance made for the Financed Receivable has been finally paid.

        "FINANCED RECEIVABLE BALANCE" is the total outstanding amount, at any time, of all Financed Receivables.

        "GUARANTOR" means any future guarantor of the Obligations, to the extent as may hereafter be applicable.

        "INELIGIBLE RECEIVABLE" is any Receivable:

               (a)    that is unpaid (90) calendar days after the invoice date;
                      or

               (b) that is owed by an Account Debtor that has filed, or has had filed against it, any bankruptcy case, assignment for the benefit of creditors, receivership, or Insolvency Proceeding or who has become insolvent (as defined in the United States Bankruptcy Code) or who is generally not paying its debts as they become due; or

               (c) for which there has been any breach of warranty or representation in Section 6 or any breach of any covenant in this Agreement; or

               (d) for which the Account Debtor asserts any discount, allowance, return, dispute, counterclaim, offset, defense, right of recoupment, right of return, warranty claim, or short payment; or

               (e) that has been modified after the Invoice Transmittal has been delivered to Lender, without Lender's written consent.

        "INSOLVENCY PROCEEDING" are proceedings by or against any person under the United States Bankruptcy Code, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other similar relief.


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        "INVOICE TRANSMITTAL" shows Receivables which Lender may finance and, for each Receivable, includes the Account Debtor's, name, address, invoice amount, invoice date and invoice number and is signed by Borrower's authorized representative.

        "LOAN AGREEMENT" means a certain Loan and Security Agreement of even date between the Borrower and the Bank.

        "LOCKBOX" is described in Section 6.3(J).

        "MINIMUM FINANCE CHARGE" is a minimum monthly Finance Charge of $4,000.00 payable to the Lender.

        "NET LOSS" is a reconciled amount that is calculated as the net loss of the Borrower (on a consolidated basis) as determined by GAAP, and adjusted by
(i) non-cash charges including, without limitation, intangible amortization and depreciation, and (ii) non-recurring costs including, without limitation, restructuring charges and intangible asset write-downs.

        "NET PROFIT" is a reconciled amount that is calculated as the net income of the Borrower (on a consolidated basis) as determined by GAAP, and adjusted by
(i) non-cash charges including, without limitation, intangible amortization and depreciation, and (ii) non-recurring costs including, without limitation, restructuring charges and intangible asset write-downs.

        "OBLIGATIONS" are all advances, liabilities, obligations, covenants and duties owing, arising, due or payable by Borrower to Lender now or later under this Agreement or any other document, instrument or agreement, account (including those acquired by assignment) primary or secondary, such as all Advances, Finance Charges, Collateral Handling Fees, Facility Fees, interest, fees, expenses, professional fees and attorneys' fees, or other amounts now or hereafter owing by Borrower to Lender.

        "PRIME RATE" is Lender's most recently announced "Prime Rate," even if it is not Lender's lowest rate.

        "QUICK ASSETS" is, on any date, the Borrower's consolidated, unrestricted cash, cash equivalents, net billed Receivables determined according to GAAP.

        "QUICK RATIO".  A ratio of Quick Assets to Current Liabilities.

        "RECEIVABLES" are all those accounts, receivables, chattel paper, instruments, contract rights, documents, general intangibles, letters of credit, drafts, bankers acceptances, and rights to payment, and all proceeds, including their proceeds.

        "RECONCILIATION DAY" is the last calendar day of each month.

        "RECONCILIATION PERIOD" is each calendar month.

        "RESPONSIBLE OFFICER" is each of the Chief Executive Officer; President; Chief Financial Officer; Vice President, Finance; Director, Treasury Operations; and Controller of Agent, or of a Borrower (if appropriate).

        "SERVICE AGREEMENT" is Borrower's contract documents with its customer containing the terms, conditions and payment obligations for use of services by such customers.

        "TOTAL LIABILITIES" is on any day, obligations that should, under GAAP, be classified as liabilities on Borrower's consolidated balance sheet, including all Indebtedness.


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2.      FINANCING OF ACCOUNTS RECEIVABLE.

        2.1. REQUEST FOR ADVANCES. So long as no Event of Default has occurred or is continuing, Borrower may request that the Lender finance Receivables. Borrower will deliver an Invoice Transmittal in the form attached hereto at EXHIBIT B for each Receivable or package of Receivables it offers. Lender may rely on information on or with such Invoice Transmittals.

        2.2. ACCEPTANCE OF ACCOUNTS RECEIVABLE. Lender is not obligated to finance any Receivable. Lender may review any Account Debtor's credit before agreeing to finance any Receivable. When Lender agrees to finance a Receivable, it will extend credit to the Borrower in an amount up to the result of the Advance Rate multiplied by the face amount of the Receivable (the "Advance"). Such extension of credit may include the issuance of letters of credit, subject to the terms and rates acceptable to Lender. When Lender makes an Advance, the Receivable becomes a "Financed Receivable." All representations and warranties in Section 6 must be true as of the date of the Invoice Transmittal and of the Advance and no Event of Default exists would occur as a result of the Advance. The aggregate amount of all Financed Receivables outstanding at any time may not exceed the Facility Amount.

3. COLLECTIONS, FINANCE CHARGES, REMITTANCES AND FEES. The Obligations shall be subject to the following fees and Finance Charges. Fees and Finance Charges may, in Lender's discretion, be charged as an Advance, and shall thereafter accrue fees and Finance Charges as described below. Lender may, in its discretion, charge fees and Finance Charges to Borrower's deposit account maintained with Lender.

        3.1. COLLECTIONS. Collections will be credited to the Financed Receivables Balance, with the exception of Collections of Financed Receivables on account of Advances used to issue letters of credit, which are undrawn or drawn but unpaid, which collections shall be used solely to cash secure such letters of credit, but if there is an Event of Default, Lender may apply Collections to the Obligations in any order it chooses. If Lender receives a payment for both a Financed Receivable and a non Financed Receivable, the funds will first be applied to the Financed Receivable and, if there is not an Event of Default, the excess will be remitted to the Borrower, subject to Section 3.8.

        3.2. FINANCE CHARGES. In computing Finance Charges on the Obligations, all Collections received by Lender shall be deemed applied by Lender on account of the Obligations three (3) Business Days after receipt of the Collections. Borrower will pay a finance charge (the "Finance Charge"), except for the portion of Financed Receivable Balance which relates to letters of credit issued by Lender, which is equal to the greater of (i) the Applicable Rate multiplied by the number of days in the Reconciliation Period divided by 360, which is then multiplied by the outstanding average daily Financed Receivable Balance for that Reconciliation Period, or (ii) the Minimum Finance Charge, as and when same may be applicable. After an Event of Default, Obligations accrue interest at five percent (5%) above the Applicable Rate effective immediately before the Event of Default.

        3.3. FACILITY FEE. A fully earned, non-refundable facility fee of Fifty Thousand Dollars ($50,000.00) is due upon execution of this Agreement.

        3.4. ACCOUNTING. After each Reconciliation Period, Lender will provide an accounting of the transactions for that Reconciliation Period, including the amount of all Financed Receivables, all Collections, Adjustments, Finance Charges, Collateral Handling Fee, and the Facility Fee. If Borrower does not object to the accounting in writing within thirty (30) days it is considered correct. All Finance Charges and other interest and fees are calculated on the basis of a 360 day year and actual days elapsed.

        3.5. COLLATERAL HANDLING FEE. On each Reconciliation Day, Borrower will pay to Lender a collateral handling fee, equal to one half of one percent (0.50%) per month of the average daily Financed Receivable Balance


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outstanding during the applicable Reconciliation Period. After an Event of
Default, the Collateral Handling Fee will increase an additional one half of one percent (.50%) effective immediately before the Event of Default.

        3.6. DEDUCTIONS. Lender may deduct fees, Finance Charges and other amounts due pursuant to this Agreement from any Advances made or Collections received by Lender.

        3.7. ACCOUNT COLLECTION SERVICES. All Borrower's Receivables are to be paid to the same address/or party and Borrower and Lender must agree on such address. If Lender collects all Receivables and there is not an Event of Default or an event that with notice or lapse of time will be an Event of Default, within three (3) days of receipt of those collections, Lender will give Borrower the Receivables collections it receives for Receivables other than Financed Receivables and/or amount in excess of the amount for which Lender has made an Advance to Borrower, less any amount due to Lender, such as the Finance Charge, the Collateral Handling Fee, the Facility Fee, other fees and expenses, or otherwise. This Section 3.8 does not impose any affirmative duty on Lender to do any act other than to turn over amounts. All Receivables and collections are Collateral and if an Event of Default occurs, Lender need not remit collections of Collateral and may apply them to the Obligations.

4.      REPAYMENT OF OBLIGATIONS.

        4.1. REPAYMENT ON MATURITY. Borrower will repay each Advance on the earliest of: (a) payment of the Financed Receivable in respect of which the Advance was made, (b) the Financed Receivable becomes an Ineligible Receivable,
(c) when any Adjustment is made to the Financed Receivable (but only to the extent of the Adjustment if the Financed Receivable is not otherwise an Ineligible Receivable), or (d) the last day of the Facility Period (including any early termination). Each payment will also include all accrued Finance Charges on the Advance and all other amounts due hereunder.

        4.2. REPAYMENT ON EVENT OF DEFAULT. When there is an Event of Default, Borrower will, if Lender demands (or, in an Event of Default under Section 9(B), immediately without notice or demand from Lender) repay all of the Advances. The demand may, at Lender's option, include the Advance for each Financed Receivable then outstanding and all accrued Finance Charges, attorneys and professional fees, court costs and expenses, and any other Obligations.

5. POWER OF ATTORNEY. Borrower irrevocably appoints Lender and its successors and assigns it attorney-in-fact and authorizes Lender, regardless of whether there has been an Event of Default, to:

                                (A)     following an Event of Default, sell,
                        assign, transfer, pledge, compromise, or discharge all or any part of the Financed Receivables:

                                (B) following an Event of Default, demand, collect, sue, and give releases to any Account Debtor for monies due and compromise, prosecute, or defend any action, claim, case or proceeding about the Financed Receivables, including filing a claim or voting a claim in any bankruptcy case in Lender's or Borrower's name, as Lender chooses:

                                (C) following an Event of Default, prepare, file and sign Borrower's name on any notice, claim, assignment, demand, draft, or notice of or satisfaction of lien or mechanics' lien or similar document;

                                (D) notify all Account Debtors to pay Lender directly;

                                (E)     receive, open, and dispose of mail
                        addressed to Borrower;


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                                (F)     endorse Borrower's name on check or
                        other instruments;

                                (G)     execute on Borrower's behalf any
                        instruments, documents, financing statements to perfect Lender's interests in the Financed Receivables and Collateral and do all acts and things necessary or expedient, as determined solely and exclusively by the Lender, to protect, preserve, and otherwise enforce the Lender's rights and remedies under this Agreement, as directed by the Lender;


6.      REPRESENTATIONS, WARRANTIES AND COVENANTS.

        6.1. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants for each Financed Receivable:

                                (A) Borrower is the owner with legal right to sell, transfer and assign it;

                                (B)     The correct amount is on the Invoice
                        Transmittal and is not disputed;

                                (C)     Payment is not contingent on any
                        obligation or contract and it has fulfilled all its obligations as of the Invoice Transmittal date provided, however, that some payments under Service Agreements may be contingent upon Borrower providing services under the terms of such Service Agreements;

                                (D)     It is based on an actual sale and
                        delivery of goods and/or services rendered, due to Borrower, it is not past due or in default, has not been previously sold, assigned, transferred, or pledged and is free of any liens, security interests and encumbrances provided, however, some Service Agreements may be based on delivery of services in the future by Borrower under terms of such Service Agreements;

                                (E)     There are no defenses, offsets,
                        counterclaims or agreements for which the Account Debtor may claim any deduction or discount;

                                (F) Borrower reasonably believes no Account Debtor is insolvent or subject to any Insolvency Proceedings;

                                (G)     Borrower has not filed or had filed
                        against it Insolvency Proceedings and does not anticipate any filing;

                                (H) Lender has the right to endorse and/ or require Borrower to endorse all payments received on Financed Receivables and all proceeds of Collateral; and

                                (I)     No representation, warranty or other
                        statement of Borrower in any certificate or written statement given to Lender contains any untrue statement of a material fact or omits to state a material fact necessary to make the statement contained in the certificates or statement not misleading.

        6.2. ADDITIONAL REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants as follows:

                                (A) Borrower is duly existing and in good standing in its state of formation and qualified and licensed to do business in, and in good standing in, any state in which the conduct of its business or its ownership of property requires that it be qualified. The


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                        execution, delivery and performance of this Agreement
                        has been duly authorized, and does not conflict with Borrower's organizational documents or constitute an Event of Default under any material agreement by which Borrower is bound. Borrower is not in default under any agreement to which or by which it is bound, the default of which will have a material adverse effect on the Borrower's business.

                                (B)     Borrower has good title to the
                        Collateral. All inventory is in all material respects of good and marketable quality, free from material defects.

                                (C) Borrower is not an "investment company" or a company "controlled" by an "investment company" under the Investment Company Act. Borrower is not engaged as one of its important activities in extending credit for margin stock (under Regulations T and U of the Federal Reserve Board of Governors). Borrower has complied with the Federal Fair Labor Standards Act. Borrower has not violated any laws, ordinances or rules. None of Borrower's properties or assets has been used by Borrower, to the best of Borrower's knowledge, by previous persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than legally. Borrower has timely filed all required tax returns and paid, or made adequate provision to pay, all taxes. Borrower has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all government authorities that are necessary to continue its business as currently conducted.

        6.3.    AFFIRMATIVE COVENANTS. Borrower will do all of the following:

                                (A)     Maintain its corporate existence and
                        good standing in its jurisdictions of incorporation and maintain its qualification in each jurisdiction necessary to Borrower's business or operations.

                                (B)     Give Lender at least ten (10) days'
                        prior written notice of changes to its name, organization, chief executive office or location of records.

                                (C)     Pay all its taxes including gross
                        payroll, withholding and sales taxes when due and will deliver satisfactory evidence of payment if requested.

                                (D) Provide a written report respecting any Financed Receivable as part of the monthly accounting required in Section 3.4 hereof (or as and when otherwise directed by the Lender), if payment of any Financed Receivable does not occur by its due date and include the reasons for the delay.

                                (E) Give Lender copies of all Forms 10-K, 10-Q and 8-K (or equivalents) within five (5) days of filing with the Securities and Exchange Commission, while any Financed Receivable is outstanding.

                                (F) Execute any further instruments and take further action as Lender reasonably requests to perfect or continue Lender's security interest in the Collateral or to effect the purposes of this Agreement.

                                (G)     Provide Lender with, as soon as
                        available, but no later than thirty (30) days following each Reconciliation Period, a company prepared balance sheet and income statement, prepared under GAAP, consistently applied, covering Borrower's consolidated operations during the period together with an aged listing of Receivables


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                        (but such aged listing shall only be furnished while
                        there are Financed Receivables or upon Lender's request). All of the foregoing shall be in form and substance satisfactory to the Lender in its sole but reasonable determination.

                                (H) Within thirty (30) days after the last day of each month and within ninety (90) days after the last day of each fiscal year or as otherwise directed by the Lender in its sole discretion, Borrower shall deliver to Lender a Compliance Certificate signed by a Responsible Officer in the form of EXHIBIT "B". The Borrower shall provide the Lender with all other financial information reasonably requested by the Lender from time to time, including, without limitation, periodic deferred revenue schedules. All of the foregoing shall be in form and substance satisfactory to the Lender.

                                (I) Immediately notify, transfer and deliver to Lender all collections Borrower receives for Financed Receivables (and, as and when required hereunder, for all Receivables).

                                (J) The Borrower shall remit all Financed Receivables cash payments and remittances to the Lender at least weekly (at the close of business on each Friday). Notwithstanding the foregoing, upon the earliest to occur of: (a) March 31, 2001 or (b) the occurrence of any Event of Default, or (c) written notification to the Borrower provided by the Lender (in its sole and exclusive discretion), the Borrower shall direct each Account Debtor to make payments with respect to all Receivables to a lockbox account established with the Lender ("Lockbox").

                                (K)     Borrower will allow Lender to audit
                        Borrower's Collateral, including, but not limited to, Borrower's Accounts and Receivables, at Borrower's expense, no later than ninety (90) days after the execution of this Agreement and annually thereafter. Provided, however, if an Event of Default has occurred, Lender may audit Borrower's Collateral, including, but not limited to, Borrower's Accounts and Receivables at Lender's sole and exclusive discretion and without notification and authorization from Borrower.

                                (L)     Bank shall, upon Borrower's request,
                        issue up to Five Million Dollars ($5,000,000.00) in unsecured letters of credit on behalf of Borrower, provided that Borrower maintains at least Ten Million Dollars ($10,000,000.00) in unrestricted cash balances with the Lender at all times and is otherwise in compliance with this Agreement. In the event that the Borrower does not, at any time maintain at least Ten Million Dollars ($10,000,000.00) in unrestricted cash balances with the Lender and there are outstanding unsecured letters of credit, Borrower shall have the options of: (a) immediately cash securing all unsecured letters of credit pursuant to terms and conditions acceptable to Lender; or (b) as long as no Event of Default has occurred and is continuing, treating all outstanding unsecured letters of credit as an Advance subject to the provisions of Section 2.2 hereof.

                                (M) Borrower shall maintain as of the last day of each month unless otherwise noted:

                (1) Quick Ratio. A ratio of Quick Assets to Current Liabilities of at least .90 to 1.0 through June 30, 2001; and ratio of Quick Assets to Current Liabilities of at least 1.0 to 1.0 thereafter.

                (2) Maximum Net Loss/Minimum Net Profit. (i) quarterly Net Losses not to exceed (A) Nineteen Million Five Hundred Thousand Dollars (19,500,000.00) for the quarter ending December 31, 2000,


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

        (B) Seven Million Two Hundred Fifty Thousand Dollars ($7,250,000.00) for the quarter ending March 31, 2001, (C) Three Million Five Hundred Thousand Dollars ($3,500,000.00) for the quarter ending June 30, 2001;
        (D) One Million Two Hundred Fifty Thousand Dollars ($1,250,000.00) for the quarter ending September 30, 2001; (ii) quarterly Net Profit of at least One Million Dollars ($1,000,000.00) for the quarter ending December 31, 2001; and (iii) a quarterly Net Profit of One Dollar ($1.00), for each quarter thereafter.

        6.4. NEGATIVE COVENANTS. Borrower will not do any of the following, except as permitted in the Loan Agreement, without Lender's prior written consent:

                                (A) Except for dispositions of Borrower's inventory in the ordinary course of business, assign, transfer, sell or grant, or permit any lien or security interest in the Collateral.

                                (B) Except for the disposition of Obsolete Equipment in the ordinary course of business, convey, sell, lease, transfer or otherwise dispose of the Collateral.

                                (C) Create, incur, assume, or be liable for any indebtedness (with the exception of trade payables incurred in the normal course of business).

                                (D)     Become an "investment company" or a
                        company controlled by an "investment company," under the Investment Company Act of 1940 or undertake as one of its important activities extending credit to purchase or carry margin stock, or use the proceeds of any Advance for that purpose; fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur; fail to comply with the Federal Fair Labor Standards Act, or violated any other law or regulation, or permit any of its subsidiaries to do so.

7. ADJUSTMENTS. If any Account Debtor asserts a discount, allowance, return, offset, defense, warranty claim, or the like (an "Adjustment") or if Borrower breaches any of the representations, warranties or covenants set forth in Section 6, Borrower will promptly advise Lender. Borrower will resell any rejected, returned, or recovered personal property for Lender, at Borrower's expense, and pay proceeds to Lender. Lender owns the Financed Receivables and until receipt of payment, has the right to take possession of any rejected, returned, or recovered personal property.

8. SECURITY INTEREST. Borrower grants to Lender a continuing security interest in all presently and later acquired Collateral. Any security interest will be a first priority security interest in the Collateral.

9. EVENTS OF DEFAULT. Any one or more of the following is an Event of Default.

                                (A) Borrower fails to pay any amount owed to Lender when due, including any obligations under a certain Loan and Security Agreement of even date between the Borrower and Lender;

                                (B) Borrower files or has filed against it any Insolvency Proceedings or any assignment for the benefit of creditors, or appointment of a receiver or custodian for any of its assets;

                                (C)     Borrower becomes insolvent or is
                        generally not paying its debts as they become due or is left with unreasonably small capital;

                                (D) (i) Any material portion of Borrower's assets or any Financed Receivable is attached, seized, levied on, or comes into possession of a trustee or receiver and the attachment, seizure or levy is not removed in ten (10) days; (ii) the service of process upon the Borrower seeking to attach, by trustee or similar process any funds of the Borrower on deposit with the Lender; (iii) Borrower is enjoined, restrained, or prevented by court order from conducting any part of its business; (iv) a judgment or other claim becomes a Lien on a material portion of Borrower's assets or any Financed Receivable; or (v) a notice of lien, levy, or assessment is filed against a material portion of Borrower's assets or any Financed Receivable by any government agency and not paid within ten (10) days after Borrower receives notice. With the exception of subsection (ii) above, these are not Events of Default if stayed or if a bond is posted pending contest by Borrowers (but no Advances shall be made during the cure period);

                                (E)     Borrower breaches any covenant,
                        agreement, warranty, or representation and does not cure it to Lender's satisfaction within ten (10) days; but a breach that cannot be cured it is an immediate Event of Default;

                                (F) Borrower defaults under any agreement to which Borrower is a party with a third party or parties resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness in an amount in excess of Two Hundred Thousand Dollars ($200,000.00) or that could result in a material adverse change in Borrower's financial condition or the Lender's perfection or priority in the Financed Receivables or the Collateral;

                                (G)     An event of default occurs under any
                        guaranty of the Obligations or any material provision of any guaranty is not valid or enforceable or a guaranty is repudiated or terminated;

                                (H) A material default or Event of Default occurs under any agreement between Borrower and any creditor of Borrower that signed a subordination agreement with Lender;

                                (I)     Any creditor that has signed a
                        subordination agreement with Lender breaches any terms of the subordination agreement; or

                                (J)     Any of the following occurs: (i) A
                        material impairment in the perfection or priority of the Lender's security interest in the Collateral; (ii) a material adverse change in the business, operations, or conditions (financial or otherwise) of the Borrower; or
                        (iii) a material impairment of the prospect of repayment of any portion of the Advances.

10.     REMEDIES.

        10.1. REMEDIES UPON DEFAULT. When an Event of Default occurs, (1) Lender may stop financing Receivables or extending credit to Borrower; (2) at Lender's option and on demand, all or a portion of the Obligations (or, for to an Event of Default described in Section 9(B), automatically and without demand) are due and payable in full; (3) the Lender may apply to the Obligations any (i) balances and deposits of Borrower it holds, or (ii) any amount held by Lender owing to or for the credit or the account of Borrower; and (4) Lender may exercise all rights and remedies under this Agreement and the law, including those of a secured party under the Code, power of attorney rights in Section 5 for the Collateral, and the right to collect, dispose of, sell, lease, use, and realize upon all Financed Receivables and Collateral in any commercially reasonable manner. Borrower agrees that any notice of sale required to be given to Borrower is deemed given if at least five (5) days before the sale may be held.

        10.2. DEMAND WAIVER. Except as expressly provided in this Agreement, the Borrower waives demand, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guaranties held by Lender on which Borrower is liable.

        10.3. DEFAULT RATE. While any Event of Default exists, all Advances hereunder shall bear interest at the Applicable Rate plus five percent (5%) per annum until the earliest of (a) payment of all Obligations in good funds or (b) the Event of Default is cured in the sole and exclusive determination of the Lender, or (c) entry of a final judgment when the principal amount of any money judgment will accrue interest at the highest rate allowed by law.

11. FEES, COSTS AND EXPENSES. The Borrower will pay on demand all fees, costs and expenses (including attorneys' and professionals fees with costs and expenses) that Lender incurs from: (a) preparing, negotiating, administering, and enforcing this Agreement or related agreement, including any amendments, waivers or consents, (b) any litigation or dispute relating to the Financed Receivables, the Collateral, this Agreement or any other agreement, (c) enforcing any rights against Borrower or any guarantor, or any Account Debtor,
(d) protecting or enforcing its interest in the Financed Receivables or other Collateral, (e) collecting the Financed Receivables and the Obligations, and (f) any bankruptcy case or insolvency proceeding involving Borrower, any Financed Receivable, the Collateral, any Account Debtor, or any Guarantor.

12. CHOICE OF LAW, VENUE AND JURY TRIAL WAIVER. This Agreement shall be construed, governed, and enforced pursuant to the laws (without regard to conflict of law principles) of The Commonwealth of Massachusetts. Borrower and Lender each submits to the exclusive jurisdiction of the State and Federal courts in Suffolk County, Massachusetts.

BORROWER AND LENDER EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR BOTH PARTIES TO ENTER INTO THIS AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

13.     NOTICES.

        Notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile, as follows:

        If to any Borrower:  Visual Networks, Inc.
                             2092 Gaither Road
                             Rockville, Maryland 20850
                             Attn: Hank Deily, Director, Treasury Operations
                             FAX: (301) 296-2303

        with a copy to:      Piper Marbury Rudnick & Wolfe LLP
                             1850 Centennial Park Drive
                             Suite 610
                             Reston, Virginia 20191
                             Attention:  Nancy Spangler, Esq.
                             Telephone:  (703) 391-7100
                             Facsimile:  (703) 390-5299

        If to Lender:        Silicon Valley Bank
                             11600 Sunrise Valley Drive, Suite 400
                             Reston, Virginia 20191
                             Attn: Michael Selfridge, Senior Vice-President
                             FAX:  (703) 648-3034

        with a copy to:      Riemer & Braunstein LLP
                             Three Center Plaza
                             Boston, Massachusetts 02108
                             Attn: David A. Ephraim, Esquire
                             FAX: (617) 880-3456

        All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given (i) two (2) business days after being sent by registered or certified mail, return receipt requested, postage prepaid, or (ii) one (1) business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day deliver, or (iii) on the date on which it is sent by facsimile transmission with acknowledgment of receipt at the number to which it is required to be sent in each case to the intended recipient as set forth above.

14.     GENERAL PROVISIONS.

        14.1. BORROWER LIABILITY. Any Borrower may, acting singly, request Advances hereunder. Each Borrower hereby appoints the other as agent for the other for all purposes hereunder, including with respect to requesting Advances hereunder. Each Borrower hereunder shall be obligated to repay all Advances made hereunder, regardless of which Borrower actually receives said Advance, as if each Borrower hereunder directly received all Advances. Each Borrower acknowledges that, to the extent any other Borrower has or may have certain rights of subrogation or reimbursement against the other for claims arising out of this Agreement, that those rights are hereby waived.

        14.2. SUBROGATION AND SIMILAR RIGHTS. Notwithstanding any other provision of this Agreement or other related document, each Borrower irrevocably waives all rights that it may have at law or in equity (including, without limitation, any law subrogating the Borrower to the rights of Lender under the Loan Documents) to seek contribution, indemnification or any other form of reimbursement from any other Borrower, or any other Person now or hereafter primarily or secondarily liable for any of the Obligations, for any payment made by the Borrower with respect to the Obligations in connection with the Loan Documents or otherwise and all rights that it might have to benefit from, or to participate in, any security for the Obligations as a result of any payment made by the Borrower with respect to the Obligations in connection with the Loan documents or otherwise. Any agreement providing for indemnification, reimbursement or any other arrangement prohibited under this Section shall be null and void. If any payment is made to a Borrower in contravention of this Section, such Borrower shall hold such payment in trust for Lender and such payment shall be promptly delivered to Lender for application to the Obligations, whether matured or unmatured.

        14.3. SUCCESSORS AND ASSIGNS. This Agreement binds and is for the benefit of successors and permitted assigns of each party. Unless pursuant to a merger or consolidation permitted under Section 7.3 of the Loan and Security Agreement, Borrower may not assign this Agreement or any rights under it without Lender's prior written consent which may be granted or withheld in Lender's discretion. Lender may, without the consent of or notice to Borrower, sell, transfer, or grant participation in any part of Lender's obligations, rights or benefits under this Agreement.

        14.4. RIGHT OF SET-OFF. Borrower and any guarantor hereby grant to Lender, a lien, security interest and right of setoff as security for all Obligations (up to the amount of such Obligations) to Lender, whether now existing or hereafter arising upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Lender or any entity under the control of Silicon Valley Bank or in transit to any of them. At any time after the occurrence and during the continuance of an Event of Default, without demand or notice, Lender may set off the same or any part thereof and apply the same to any liability or obligation of Borrower and any guarantor even though unmatured and regardless of the adequacy of any other collateral securing the loan. ANY AND ALL RIGHTS TO REQUIRE LENDER TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LOAN, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE BORROWER OR ANY GUARANTOR, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

        14.5. INDEMNIFICATION. Borrower will indemnify, defend and hold harmless Lender and its officers, employees, and agents against: (a) obligations, demands, claims, and liabilities asserted by any other party in connection with the transactions contemplated by this Agreement; and (b) losses or expenses incurred, or paid by Lender from or consequential to transactions between Lender and Borrower (including reasonable attorneys fees and expenses), except for losses caused by Lender's gross negligence or willful misconduct.

        14.6. TIME OF ESSENCE. Time is of the essence for performance of all obligations in this Agreement.

        14.7. SEVERABILITY OF PROVISION. Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision.

        14.8. AMENDMENTS IN WRITING, INTEGRATION. All amendments to this Agreement must be in writing. This Agreement is the entire agreement about this subject matter and supersedes prior negotiations or agreements.

        14.9. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts and when executed and delivered are one Agreement.

        14.10. SURVIVAL. All covenants, representations and warranties made in this Agreement continue in force while any Financed Receivable amount remains outstanding. Borrower's indemnification obligations survive until all statutes of limitations for actions that may be brought against Lender have run.

        14.11. CONFIDENTIALITY. Lender will use the same degree of care handling Borrower's confidential information that it uses for its own confidential information, but may disclose information; (i) to its subsidiaries or affiliates in connection with their business with Borrower, (ii) to prospective transferees or purchasers of any interest in the Agreement, (iii) as required by law, regulation, subpoena, or other order, (iv) as required in connection with an examination or audit and (v) as reasonably required to exercise the remedies under this Agreement. Confidential information does not include information that is either: (a) in the public domain or in Lender's possession when disclosed, or becomes part of the public domain after disclosure to Lender; or (b) disclosed to Lender by a third party, if Lender does not reasonably know that the third party is prohibited from disclosing the information. The obligation set forth in this Section 14.11 shall survive the termination of this Agreement for a period of three (3) years from the termination of the Facility Period.

        14.12. OTHER AGREEMENTS. This Agreement may not adversely affect Lender's rights under any other document or agreement. If there is a conflict between this Agreement and any agreement between Borrower and Lender, Lender may determine in its sole discretion which provision applies. Borrower acknowledges that any security agreements, liens and/or security interests securing payment of Borrower's Obligations also secure Borrower's Obligations under this Agreement and are not adversely affected by this Agreement. Additionally, (a) any Collateral under other agreements or documents between Borrower and Lender secures Borrower's

Obligations under this Agreement and (b) a default by Borrower under this Agreement is a default under agreements between Borrower and Lender.

BORROWER:

VISUAL NETWORKS, INC.

By:     /s/ Peter J. Minihane
        ------------------------
        Peter J. Minihane

Title:  Chief Financial Officer
        ------------------------


VISUAL NETWORKS OPERATIONS, INC.

By:     /s/ Peter J. Minihane
        ------------------------
        Peter J. Minihane

Title:  Treasurer
        ------------------------


VISUAL NETWORKS INVESTMENTS, INC.

By:     /s/ Peter J. Minihane
        ------------------------
        Peter J. Minihane

Title:  Treasurer


VISUAL NETWORKS TECHNOLOGIES, INC.

By:     /s/ Peter J. Minihane
        ------------------------
        Peter J. Minihane

Title:  Treasurer
        ------------------------

VISUAL NETWORKS OF TEXAS, L.P.
by Visual Networks Texas Operations, Inc., its
General Partner

By:     /s/ Peter J. Minihane
        ------------------------
        Peter J. Minihane

Title:  Treasurer
        ------------------------

VISUAL NETWORKS INSURANCE, INC.

By:     /s/ Peter J. Minihane
        ------------------------
        Peter J. Minihane

Title:  Treasurer
        ------------------------



INVERSE NETWORK TECHNOLOGY

By:     /s/ Peter J. Minihane
        ------------------------
        Peter J. Minihane

Title:  President
        ------------------------


AVESTA TECHNOLOGIES, INC.

By:     /s/ Peter J. Minihane
        ------------------------
        Peter J. Minihane

Title:  President
        ------------------------


LENDER:

SILICON VALLEY BANK


By  /s/ David J. Reich
  ------------------------------------------

Title   SVP
      --------------------------------------
         (Signed in Santa Clara, California)



SILICON VALLEY BANK, doing business as
"SILICON VALLEY EAST"


By  /s/ David J. Reich
  ------------------------------------------

Title   SVP
      --------------------------------------


616741.6 (56120/293)

                                    EXHIBIT A


        The Collateral consists of all of Borrower's right, title and interest in and to the following:

        All goods, equipment, inventory, contract rights, trademarks, servicemarks, trade styles, trade names, patents, patent applications, leases, license agreements, franchise agreements, general intangibles, accounts, documents, instruments, chattel paper, cash, deposit accounts, fixtures, letters of credit, investment property, and financial assets, whether now owned or hereafter acquired, wherever located; and

        Any copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work, whether published or unpublished, now owned or later acquired; any patents, trademarks, service marks and applications therefor; any trade secret rights, including any rights to unpatented inventions, know-how, operating manuals, license rights and agreements and confidential information, now owned or hereafter acquired; or any claims for damages by way of any past, present and future infringement of any of the foregoing; and

        All Borrower's Books relating to the foregoing and any and all claims, rights and interests in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing.

                                   EXHIBIT "B"


                               SILICON VALLEY BANK


                               Invoice Transmittal

I, as a Responsible Officer of VISUAL NETWORKS, INC., a Delaware corporation, ("Borrower") certify under the Accounts Receivable Financing Agreement (the "Agreement") between Borrower and Lender ("Lender") as follows.

BORROWER REPRESENTS AND WARRANTS FOR EACH FINANCED RECEIVABLE:

        To Borrower's knowledge, it is the owner with legal right to sell, transfer and assign it;

        To Borrower's knowledge, the correct amount is on the Invoice Transmittal and is not disputed;

        Payment is not contingent on any obligation or contract and it has fulfilled all its obligations as of the Invoice Transmittal date;

        It is based on an actual sale and delivery of goods and/or services rendered, due to Borrower, it is not past due or in default, has not been previously sold, assigned, transferred, or pledged and is free of any liens, security interests and encumbrances;

        To Borrower's knowledge, there are no defenses, offsets, counterclaims or agreements for which the Account Debtor may claim any deduction or discount;

        Borrower reasonably believes no Account Debtor is insolvent or subject to any Insolvency Proceedings;

        Borrower has not filed or had filed against it proceedings and does not anticipate any filing;

        Lender has the right to endorse and/ or require Borrower to endorse all payments received on Financed Receivables and all proceeds of Collateral.

        No representation, warranty or other statement of Borrower in any certificate or written statement given to Lender contains any untrue statement of a material fact or omits to state a material fact necessary to make the statement contained in the certificates or statement not misleading.

        ADDITIONALLY, BORROWER REPRESENTS AND WARRANTS AS FOLLOWS:

        Borrower is duly existing and in good standing in its state of formation and qualified and licensed to do business in, and in good standing in, any state in which the conduct of its business or its ownership of property requires that it be qualified. The execution, delivery and performance of this Agreement has been duly authorized, and do not conflict with Borrower's formations documents, nor constitute an Event of Default under any material agreement by which Borrower is bound. Borrower is not in default under any material agreement to which or by which it is bound.

        Borrower has good title to the Collateral. All inventory is in all material respects of good and marketable quality, free from material defects.

        Borrower is not an "investment company" or a company "controlled" by an "investment company" under the Investment Company Act. Borrower is not engaged as one of its important activities in extending credit for margin stock (under Regulations G, T and U of the Federal Reserve Board of Governors). Borrower has complied with the Federal Fair Labor Standards Act. None of Borrower's properties or assets has been used by Borrower, to the best of Borrower's knowledge, by previous persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than legally. Borrower has timely filed all required tax returns and paid, or made adequate provision to pay, all taxes. Borrower has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all government authorities that are necessary to continue its business as currently conducted.

        All representations and warranties in the Agreement are true and correct in all material respects on this date.

Sincerely,


----------------------------------
SIGNATURE


----------------------------------
TITLE


----------------------------------
DATE

                                    EXHIBIT C
                             COMPLIANCE CERTIFICATE

TO:     SILICON VALLEY BANK
FROM: VISUAL NETWORKS, INC.

        The undersigned Responsible Officer of VISUAL NETWORKS, INC. certifies that under the terms and conditions of the Accounts Receivable Financing Agreement between Borrower and Lender (the "Agreement"), (i) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below and (ii) all representations and warranties in the Agreement are true and correct in all material respects on this date. Attached are the required documents supporting the certification. The Officer certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.

        PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.

        REPORTING COVENANT                         REQUIRED                           COMPLIES
        ------------------                         --------                           --------

        Monthly financial statements with CC       Monthly within 30 days             Yes   No
        Annual (CPA Audited)  with CC              FYE within 90 days                 Yes   No

        FINANCIAL COVENANT                         REQUIRED                 ACTUAL         COMPLIES
        ------------------                         --------                 ------         --------
        Maintain on a Monthly Basis:

        Minimum Quick Ratio (monthly)              .90:1.0 through 6/30/01  _____:1.0      Yes   No
                                                   1.0:1.0 thereafter       _____:1.0      Yes   No

        Maximum Net Loss/Profit (quarterly):       ($*    )                 ($_________)   Yes   No

        *(i) ($19,500,000.00) for the quarter ending 12/31/00;
        *(ii) ($7,250,000.00) for the quarter ending 3/31/01;
        *(iii) ($3,500,000.00) for the quarter ending 6/30/01;
        *(iv) ($1,250,000.00) for the quarter ending 9/30/01;
        *(v) $1,000,000.00 for the quarter ending 12/31/01;
        *(vi) a quarterly net profit of $1.00 thereafter.



COMMENTS REGARDING EXCEPTIONS:  See Attached, if any.

Sincerely,


-----------------------------
SIGNATURE

-----------------------------
TITLE

-----------------------------
DATE



---------------------------------------
             LENDER USE ONLY
Received by:
            -------------------------
                  AUTHORIZED SIGNER

Date:
        -----------------------------


Verified:
         ----------------------------
                  AUTHORIZED SIGNER


Date:
        -----------------------------
Compliance Status:       Yes    No
3
---------------------------------------

                            AMENDED LOCKBOX AGREEMENT


VISUAL NETWORKS, INC., a Delaware corporation ("Borrower") shall hold all payments on, and proceeds of, Receivables in trust for Lender ("Silicon"), and Borrower shall immediately deliver all such payments and proceeds to Silicon in their original form, duly endorsed in blank, to be applied to the Obligations in such order as Silicon shall determine.

Borrower hereby agrees to accept a change in the disposition of its lockbox #___________ proceeds from the current account #______________ to the Silicon Cash Collateral Account #_______________ beginning immediately. We understand that Silicon may, in its discretion, require that all proceeds of Collateral be deposited by Borrower into a lockbox account, or such other "blocked account" as Silicon may specify, pursuant to a blocked account agreement in such form as Silicon may specify. Silicon or its designee may, at any time, notify Account Debtors that Receivables have been assigned to Silicon.

DATED:

AGREED TO AND ACKNOWLEDGED BY:

Borrower:

        VISUAL NETWORKS, INC.

        By
          --------------------------------------
          President or Vice President

        By
          --------------------------------------
          Secretary or Ass't Secretary

Lender:

        SILICON VALLEY BANK

        By
          --------------------------------------

        Title
             -----------------------------------
             (Signed in Santa Clara, California)

        SILICON VALLEY BANK, doing
        business as "SILICON VALLEY EAST"

        By
          --------------------------------------

        Title
             -----------------------------------

616741.6 (56120/293)